Exhibit 99--Form 4 Joint Filer Information


The following filers have designated Reservoir Capital Group, L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

 Name:                                     Reservoir Capital Group, L.L.C.

 Address:                                  650 Madison Avenue
                                           26th Floor
                                           New York, New York 10022
 Designated Filer:                         Reservoir Capital Group, L.L.C.

 Issuer and Ticker Symbol:                 PXT

 Date of Event Requiring Statement:        3/31/05

 Signature:                                RESERVOIR CAPITAL GROUP, L.L.C.

                                           By:  /s/ Craig Huff
                                               -----------------------------
                                                 Craig Huff
                                                 President

 Name:                                     Reservoir Capital Partners, L.P.

 Address:                                  c/o Reservoir Capital Group, L.L.C.
                                           650 Madison Avenue
                                           26th Floor
                                           New York, New York, 10022
 Designated Filer:                         Reservoir Capital Group, L.L.C.

 Issuer and Ticker Symbol:                 PXT

 Date of Event Requiring Statement:        3/31/05

 Signature:                                RESERVOIR CAPITAL PARTNERS, L.P.
                                           By: Reservoir Capital Group, L.L.C.

                                           By:  /s/ Craig Huff
                                               -----------------------------
                                                 Craig Huff
                                                 President

 Name:                                     Reservoir Capital Master Fund, L.P.

 Address:                                  c/o Reservoir Capital Group, L.L.C.
                                           650 Madison Avenue
                                           26th Floor
                                           New York, New York, 10022


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 Designated Filer:                         Reservoir Capital Group, L.L.C.

 Issuer and Ticker Symbol:                 PXT

 Date of Event Requiring Statement:        3/31/05

 Signature:                                RESERVOIR CAPITAL MASTER FUND, L.P.
                                           By: Reservoir Capital Group, L.L.C.

                                           By:  /s/ Craig Huff
                                               -----------------------------
                                                 Craig Huff
                                                 President

 Name:                                     Reservoir Capital Management, L.L.C.

 Address:                                  c/o Reservoir Capital Group, L.L.C.
                                           650 Madison Avenue
                                           26th Floor
                                           New York, New York, 10022
 Designated Filer:                         Reservoir Capital Group, L.L.C.

 Issuer and Ticker Symbol:                 PXT

 Date of Event Requiring Statement:        3/31/05

 Signature:                                RESERVOIR CAPITAL MANAGEMENT, L.L.C.

                                           By:  /s/ Craig Huff
                                               -----------------------------
                                                    Craig Huff
                                                    President